Q3 2026 Earnings Presentation John Lowe President & Chief Executive Officer Terra Grantham Chief Financial Officer

Cautionary Statements Forward Looking Statements Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “affirm,” “plan,” “intend,” “foresee,” “will,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “aim,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our 2026 financial guidance and outlook, strategic initiatives and market opportunities, are based on our expectations and beliefs concerning future developments and their potential effect on us and other information available at the time such statements are made. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: (i) risks relating to our business and industry, such as a deterioration in general economic conditions, including due to inflationary conditions, resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; our failure to retain our existing key customers or identify and attract new customers; the highly competitive, saturated and consolidated nature of our marketplace; our inability to develop, introduce and commercialize new products and related services, including due to our inability to undertake research and development activities; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and related services in a timely manner or at all; system security risks, data protection breaches and cyber-attacks; the usage, or lack thereof, of artificial intelligence technologies; disruptions, delays or other failures in our supply chain, including as a result of inflationary pressures, single-source suppliers, failure or inability of suppliers to comply with our code of conduct or contractual requirements, trade restrictions, tariffs, foreign conflicts or political unrest in countries in which our suppliers operate, and our inability to pass related costs on to our customers or difficulty meeting customers’ delivery expectations due to extended lead times; changes in U.S. and global trade policy and the impact of tariffs on our business and results of operations; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; defects in our software and computing systems; disruptions in production at one or more of our facilities due to weather conditions, climate change, political instability, or social unrest; problems in production quality, materials and process and costs relating to product defects and any related product liability and/or warranty claims and damage to our reputation; our inability to recruit, retain and develop qualified personnel, including key personnel, and implement effective succession processes; our substantial indebtedness, including the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our inability to make debt service payments or refinance such indebtedness; our inability to successfully execute on, integrate, or achieve the anticipated benefits of acquisitions, including the acquisitions of Arroweye and TRISM, or execute on divestitures, strategic relationships, or investments; our status as an accelerated filer and complying with the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting and risks relating to investor confidence in our financial reporting; environmental, social and governance (“ESG”) preferences and demands of various stakeholders and the related impact on our ability to access capital, produce our products in conformity with stakeholder preferences, comply with stakeholder demands and comply with any related legal or regulatory requirements or restrictions; negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; damage to our reputation or brand image; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; our inability to renew licenses with key technology licensors; our limited ability to raise capital, which may lead to delays in innovation or the abandonment of our strategic initiatives; costs and impacts related to additional tax collection efforts by states, unclaimed property laws, or future increases in U.S. federal or state income taxes, resulting in additional expenses which we may be unable to pass along to our customers; our inability to realize the full value of our long-lived assets; costs and potential liabilities associated with compliance or failure to comply with laws and regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; the effects of ongoing foreign conflicts on the global economy; adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; (ii) risks relating to ownership of our common stock, such as those associated with concentrated ownership of our common stock by our significant stockholder and potential conflicts of interest with other stockholders; the impact of concentrated ownership of our common stock and the sale or perceived sale of a substantial amount of common stock on the trading volume and market price of our common stock; potential conflicts of interest that may arise due to our Board of Directors being comprised in part of directors who are principals of or were nominated by our current or former significant stockholders; the influence of securities analysts over the trading market for and price of our common stock, particularly due to the lack of substantial research coverage of our common stock; the impact of stockholder activism or actual or threatened securities litigation on the trading price and volatility of our common stock; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our significant stockholder to change the composition of our Board of Directors; and (iii) general risks, such as relating to our ability to comply with a wide variety of complex, evolving laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings and the adequacy of our insurance policies; and other risks and uncertainties that are described in Part I, Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 5, 2026, our subsequent Quarterly Reports on Form 10-Q and our other reports filed from time to time with the SEC. We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein and therein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In addition to financial results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided the following non-GAAP financial measures in this presentation: revenue excluding the impact of an accounting change, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Free Cash Flow conversion, LTM Adjusted EBITDA and Net Leverage Ratio. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods and serve as a basis for certain Company compensation programs. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included in the appendix to this presentation. 2

Strong Q3 Results Exceeded Expectations

STRONG REVENUE & PROFITABILITY GROWTH

$158M
Total Q3 Revenue
A quarterly company record

15%
YoY Q3 revenue growth

23%
YoY gross profit growth
+200 bps margin expansion

20%
YoY growth in Income from Operations

17% YoY Adj. EBITDA[1] growth
+30 bps margin expansion

Double-Digit Revenue Growth Across All Three Segments

GOOD PROGRESS ON OUR DIVERSIFICATION STRATEGY

- New digital win with **Bankjoy** for cloud-based push provisioning
- Arroweye reached **over 30** new wins since acquisition
- Progressing with Karta in second stage prepaid pilot with **large U.S. national retailer**
- **TRISM performing on-track** with investment case

CONTINUED CASH FLOW & BALANCE SHEET STRENGTH

$57M
Record Year-to-Date Cash Flow From Operations

2.6x
Net Leverage Ratio[1]
Down from 3.6x YoY

~71%
Shares now freely traded post-secondary offering

Increasing Revenue and Free Cash Flow Guidance For Second Consecutive Quarter; Affirming All Other Targets

cpi

1) Adjusted EBITDA, Free Cash Flow, and Net Leverage Ratio are not measurements of financial performance prepared in accordance with GAAP. See "Reconciliations of Non-GAAP Financial Measures" at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

3

CPI is focused on delivering long-term profitable growth through these growth pillars Our Strategy is Accelerating Growth & Diversification Proprietary Technology Platform Marketable Customer Base Evolving Payment Solutions An end-to-end payment credential platform enabling seamless connectivity across the vast U.S. payment ecosystem A proven track record of rapidly delivering innovative payment solutions aligned to changing market needs Our Growth Pillars Access to thousands of deep, broad, and recurring customer relationships across the U.S. payments market 4

Q3 2026 Financial Results

$138.0 $158.4 Q3 2025 Q3 2026 $41.0 $50.3 Q3 2025 Q3 2026 $23.4 $27.5 Q3 2025 Q3 2026 6 Q3 2026 Financial Highlights 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. +15% +23% Revenue $USD millions Gross Profit & Margin $USD millions Adjusted EBITDA & Margin1 $USD millions Diluted EPS +17% Key Highlights Q3 revenue increased 15%, driven by increased contactless volumes in Secure Card, closed loop volumes in Prepaid, as well as Integrated Paytech (“IPT”) growth including TRISM instant issuance Gross profit increased 23% and Adjusted EBITDA¹ grew 17%, driving 200 bps and 30 bps of margin expansion, respectively, driven by strong revenue growth and higher margin Prepaid and IPT revenue in Q3 Diluted EPS more than doubled, driven by higher profitability, lower interest expense, and lower effective tax rate from the prior year period 29.7% 31.7% 17.0% 17.3% Company Record $0.19 $0.41 Q3 2025 Q3 2026 6 >2x

$275.5 $332.6 YTD 2025 YTD 2026 $69.3 $71.6 YTD 2025 YTD 2026 $58.1 $63.0 YTD 2025 YTD 2026 $19.5 $23.5 Q3 2025 Q3 2026 $99.2 $111.9 Q3 2025 Q3 2026 $23.3 $26.9 Q3 2025 Q3 2026 7 Segment Revenue Performance Th ir d Q ua rt er Ye ar -t o- D at e1 Secure Card Solutions Prepaid Solutions Integrated Paytech (“IPT”) +15%+13% +3% +8%+21% Total +15% +16% +20% 1) Year-to-date (“YTD”) results represent the nine months ended September 30, 2026 7 $USD millions

$74.7 $74.5 $21.7 $15.2 Q4 2025 Q3 2026 8 Improving Balance Sheet With Healthy Liquidity Free Cash Flow1 $USD millions Available Liquidity2 $USD millions Net Leverage Ratio2 1) Free Cash Flow is not a measurement of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. 2) “Net Leverage Ratio” is a Supplemental Financial Measure, see “Supplemental Financial Measures” at the end of this document for more information. “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Total Debt” includes financing leases. ABL Revolver Cash & Cash Equivalents $96.4 $89.7 Total Debt2 $321.1 $287.9 1 2 3 INVEST IN THE BUSINESS Including Strategic M&A CONTINUE TO DELEVER Strengthen the Balance Sheet RETURN CAPITAL To Shareholders Capital Allocation Priorities Arroweye • Karta • TRISM 2.6x net leverage2 as of Q3 2026 Value-driven and opportunistic 3.6x 2.6x Q3 2025 Q3 2026 $6.1 $46.1 YTD 2025 YTD 2026 Company Record 8

Q3 Highlights

1. **Record quarterly revenue with 15% growth and 17% Adjusted EBITDA[1] growth**
2. **Double-digit Q3 revenue growth across all business segments**
3. **Continued customer wins across the business, including new wins in Digital**
4. **Strong traction on advancing diversification through higher-margin cloud solutions**
5. **Delivered record year-to-date Free Cash Flow and continued strong performance on our Net Leverage Ratio[1]**

2026 Outlook

Raising Revenue Growth & Free Cash Flow Guidance For Second Consecutive Quarter; Affirming All Other Targets

	November 2026	August 2026
Revenue Growth ↑	Low-double-digit growth	High-single to low-double-digit growth
Adj. EBITDA[1]	Low-to-mid single-digit growth	Low-to-mid single-digit growth
Free Cash Flow[1] ↑	\$50 – \$55 million	\$45 – \$50 million
Year-end Net Leverage Ratio[1]	Between 2.5x – 3.0x *(Expect to be towards the low-end)*	Between 2.5x – 3.0x

Expect to continue disciplined strategic investments

cpi

1) Adjusted EBITDA, Free Cash Flow and Net Leverage Ratio are not measurements of financial performance prepared in accordance with GAAP. See "Reconciliations of Non-GAAP Financial Measures" at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

9

Contacts Davis Barker Head of Investor Relations & Corporate Development (877) 369-9016 InvestorRelations@cpicardgroup.com 10

Reconciliations of Non-GAAP Financial Measures

Adjusted EBITDA and Adjusted EBITDA Margin

EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA (which represents earnings before interest, taxes, depreciation and amortization) adjusted for litigation; stock-based compensation expense; restructuring and other charges, including executive retention and severance and acquisition-related costs; costs related to production facility modernization efforts; loss on debt extinguishment; equity in losses of unconsolidated affiliates; gross profit related to the impact from the accounting change related to revenue; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations. Adjusted EBITDA is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors, excluding non-operational, unusual or non-recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lender under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non-operating, unusual or non-recurring charges that are deducted in calculating net income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes.

cpi

	Three Months Ended September 30, 2026		Three Months Ended September 30, 2025		Nine Months Ended September 30, 2026		Nine Months Ended September 30, 2025	
Reconciliation of net income to EBITDA and Adjusted EBITDA:				*($ in millions)*				
Net income	$	5.0	$	2.3	$	9.1	$	7.6
Interest, net		8.0		8.7		23.1		24.5
Income tax expense		1.3		1.4		4.6		3.9
Depreciation and amortization		6.7		6.1		19.5		15.9
EBITDA	**$**	**21.1**	**$**	**18.6**	**$**	**56.3**	**$**	**51.9**
Adjustments to EBITDA:								
Stock-based compensation expense	$	2.6	$	1.5	$	5.3	$	4.5
Acquisition and integration costs [1]		1.2		1.8		7.1		4.1
Restructuring and other charges [2]		2.3		1.2		5.3		3.3
Loss on debt extinguishment		0.3		0.3		0.3		0.3
Change in revenue recognition [3]		—		—		—		2.9
Equity in losses of unconsolidated affiliates [4]		0.1		—		0.5		—
Subtotal of adjustments to EBITDA	$	6.4	$	4.8	$	18.4	$	15.2
Adjusted EBITDA	**$**	**27.5**	**$**	**23.4**	**$**	**74.7**	**$**	**67.1**
Net income margin (% of Revenue)		3.2%		1.7%		2.0%		1.9%
Net income growth (% Change 2026 vs. 2025)		117.5%				19.9%		
Adjusted EBITDA margin (% of Revenue)		17.3%		17.0%		16.4%		17.2%
Adjusted EBITDA growth (% Change 2026 vs. 2025)		17.2%				11.3%		

1) Balance represents acquisition and integration costs primarily related to the acquisition of Arroweye that occurred on May 6, 2025 and the acquisition of an on-premise instant issuance solution that occurred on June 23, 2026.
2) Balance includes expenses related to executive retention and severance. The 2025 balance also includes expenses related to production facility modernization efforts. On September 14, 2026, certain CPI stockholders completed a secondary public offering of approximately 2.7 million shares, including the underwriters' full exercise of their option to purchase additional shares. CPI did not sell any shares or receive any proceeds but incurred approximately $1.0 million of offering-related expenses under its registration rights agreement.
3) In the second quarter of 2025, the Company reassessed certain aspects of its revenue recognition accounting under ASC 606 and prospectively began recognizing revenue for certain contracts at a point-in-time rather than over-time.
4) On October 7, 2025, the Company entered into a strategic relationship with and acquired a 20% equity interest in Karta (Gift Card Co Pty Ltd), an Australia-based payments technology firm also backed by the Commonwealth Bank of Australia. This balance represents the Company's equity in Karta's net losses for the three and nine months ended September 30, 2026.

11

Reconciliations of Non-GAAP Financial Measures

LTM Adjusted EBITDA

We define LTM Adjusted EBITDA as adjusted EBITDA (defined previously) for the last twelve months.

Free Cash Flow

We define Free Cash Flow as cash flow from operating activities less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to make principal payments on outstanding debt and financing lease liabilities.

	Last Twelve Months Ended			
	September 30, 2026		December 31, 2025	
Reconciliation of net income to LTM EBITDA and Adjusted EBITDA:	*($ in millions)*			
Net income	$	16.5	$	15.0
Interest, net		31.0		32.5
Income tax expense		7.3		6.7
Depreciation and amortization		26.1		22.5
EBITDA	**$**	**80.9**	**$**	**76.5**
Adjustments to EBITDA:				
Stock-based compensation expense	$	7.7	$	7.0
Acquisition and integration costs (1)		8.9		6.0
Restructuring and other charges (2)		5.6		3.7
Loss on debt extinguishment		0.3		0.3
Change in revenue recognition (3)		—		2.9
Equity in losses of unconsolidated affiliates (4)		0.6		0.1
Subtotal of adjustments to EBITDA	**$**	**23.2**	**$**	**20.0**
LTM Adjusted EBITDA	**$**	**104.1**	**$**	**96.5**

1) Balance represents acquisition and integration costs primarily related to the Arroweye acquisition that occurred on May 6, 2025.
2) Balance includes expenses related to executive retention and severance, as well as production facility modernization efforts. On September 14, 2026, certain CPI stockholders completed a secondary public offering of approximately 2.7 million shares, including the underwriters' full exercise of their option to purchase additional shares. CPI did not sell any shares or receive any proceeds but incurred approximately $1.0 million of offering-related expenses under its registration rights agreement.
3) In the second quarter of 2025, the Company reassessed certain aspects of its revenue recognition accounting under ASC 606 and prospectively began recognizing revenue for certain contracts at a point-in-time rather than over-time.
4) On October 7, 2025, the Company entered into a strategic relationship with and acquired a 20% equity interest in Karta (Gift Card Co Pty Ltd), an Australia-based payments technology firm also backed by the Commonwealth Bank of Australia. This balance represents the Company's equity in Karta's net losses for the nine months ended September 30, 2026 and three months ended December 31, 2025.

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2026		2025		2026		2025	
Reconciliation of cash provided by operating activities - (GAAP) to Free Cash Flow:			*($ in millions)*					
Cash provided by operating activities	$	15.1	$	10.0	$	57.3	$	19.9
Capital expenditures for plant, equipment and leasehold improvements, net		(5.0)		(4.7)		(11.1)		(13.8)
Free Cash Flow	**$**	**10.1**	**$**	**5.3**	**$**	**46.1**	**$**	**6.1**

cpi

12

Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Supplemental Financial Measures       Calculation of Net Leverage Ratio: Senior Notes $ 238.5 $ 265.0 ABL Revolver 15.0 25.0 Finance lease obligations 34.4 31.1 Total debt 287.9 321.1 Less: Cash and cash equivalents (15.2) (21.7) Total net debt (a) $ 272.7 $ 299.4 LTM Adjusted EBITDA (b) $ 104.1 $ 96.5 Net Leverage Ratio (a)/(b) 2.6 3.1 As of September 30, 2026 December 31, 2025 ($ in millions) 13